                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):       October 31, 1997
                                                      -------------------------


                             HUNTWAY PARTNERS, L.P.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                                      36-3601653
-----------------------------------    ----------------------------------------
(State of other jurisdiction              (IRS Employer Identification Number)
  of incorporation)


                                    1-10091
                             ----------------------
                            (Commission File Number)


25129 The Old Road, Suite 322, Newhall, California                  91381
------------------------------------------------------   -----------------------
    (Address of principal executive offices)                       (Zip Code)



   Registrant's telephone number, including area code:       (805) 286-1582
                                                         ----------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               See the Index to Exhibits attached hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HUNTWAY PARTNERS, L.P.
                                       (Registrant)


Dated: November 14, 1997               By:   /s/ Warren J. Nelson
                                             ----------------------------------
                                             Warren J. Nelson
                                             Executive Vice President and Chief
                                             Financial Officer

                               INDEX TO EXHIBITS

Exhibit
Number
------
4.1              Indenture dated as of October 31, 1997 between the Company and State Street Bank and Trust Company, as
                 trustee ("State Street"), pursuant to which the 9 1/4% Senior Subordinated Secured Convertible Notes
                 due 2007 were issued.

4.2              Form of 9 1/4% Senior Subordinated Secured Convertible Note (included in Exhibit 4.1).

10.1             Sequencing and Amendatory Agreement dated as of October 31, 1997 among the Company, Sunbelt Refining
                 Company, L.P., Lighthouse Investors, L.L.C., B III Capital Partners, L.P., Contrarian Capital Fund I
                 L.P., Contrarian Capital Fund II L.P., Bankers Trust Company, Massachusetts Mutual Life Insurance
                 Company, Mellon Bank, N.A., as trustee for First Plaza Group Trust, Oppenheimer & Company, Inc., as
                 agent for itself and as agent for Oppenheimer Horizon Partners, L.P., Oppenheimer Institutional Horizon
                 Partners, L.P., Oppenheimer International Horizon Fund II Ltd. and The & Trust, The IBM Retirement Plan
                 Trust, Lindner Growth Fund, Madison Dearborn Partners III and First Chicago Equity Corporation, United
                 States Trust Company of New York, as Collateral Agent under the Intercreditor Agreement, State Street
                 Bank and Trust Company, as trustee under the indenture pursuant to which the Company's 9 1/4% Senior
                 Subordinated Secured Convertible Notes were issued, and Fleet National Bank, as trustee under the indenture pursuant to which the 12% Senior Notes (Other) were issued.

10.2             Exchange and Purchase Agreement entered into as of October 31, 1997, by and among the Company,
                 Lighthouse Investors, L.L.C., B III Capital Partners, L.P., Contrarian Capital Fund I, L.P., Contrarian
                 Capital Fund II, L.P., Oppenheimer & Company, Inc., Oppenheimer Horizon Partners, L.P., Oppenheimer
                 Institutional Horizon Partners, L.P., Oppenheimer Institutional Horizon Partners, L.P. and The & Trust,
                 First Plaza Group Trust and The IBM Retirement Plan Trust.

10.3             Amended and Restated Registration Rights Agreement entered into as of October 31, 1997, by and among the Company, Lighthouse Investors, L.L.C., B III Capital Partners, L.P., Contrarian Capital Fund I,
                 L.P., Contrarian Capital Fund II, L.P., Mellon Bank, N.A., as trustee for Frist Plaza Group Trust,
                 Oppenheimer & Company, Inc., as agent for itself and Oppenheimer Horizon Partners, L.P., Oppenheimer
                 Institutional Horizon Partners, L.P., Oppenheimer Institutional Horizon Partners, L.P., The & Trust and
                 The IBM Retirement Plan Trust, First Chicago Equity Corporation and Madison Dearborn Partners III.